188 P1 02/20

SUPPLEMENT DATED FEBRUARY 28, 2020

TO THE PROSPECTUS DATED JANUARY 1, 2020

OF

templeton CHINA WORLD FUND

The prospectus is amended as follows:

I.  Effective February 28, 2020, the following replaces the “Fund Summary – Portfolio Managers” section of the prospectus:

Portfolio Managers

Michael Lai, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since August 2019.

Eric Mok, CFA

Portfolio Manager of Asset Management and portfolio manager of the Fund since February 2020.

II.  Effective February 28, 2020, the listed portfolio managers and the preceding paragraph in the “Fund Details – Management” section of the prospectus are replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

Michael Lai, CFA   Portfolio Manager of Asset Management

Mr. Lai has been lead portfolio manager of the Fund since August 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in August 2019. Prior to joining Franklin Templeton, he was lead portfolio manager of GAM Investments’ (GAM) China equity strategy since its inception in 2007. He also headed GAM’s Asian equity team in Hong Kong and was lead portfolio manager of GAM’s Asian strategy and co-manager for additional strategies.

Eric Mok, CFA   Portfolio Manager of Asset Management

Mr. Mok has been a portfolio manager of the Fund since February 2020, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  He joined Franklin Templeton in 1998.

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Please keep this supplement with your prospectus for future reference.